LICENSING AGREEMENT

This Licensing Agreement ("Agreement") is being entered into as of the 18th day of March, 2002, among ITT Educational Services, Inc. and ESI Service Corp. (collectively, "ESI") and CIBT Canadian Institute of Business and Technology Corp. ("CIBT").

Recitals

1. CIBT, through its wholly owned Chinese subsidiary, CIBT School of Business ("CIBT China") has a joint venture with Beijing Polytechnic University ("BPU"), pursuant to which CIBT China and BPU offer programs of study to students in Beijing, and other parts of China (the "Business").

2. ESI is a leading provider of technology oriented postsecondary degree programs in the United States.

3. CIBT desires to utilize certain information technology ("IT") courses developed by ESI for its ITT Technical Institutes in new IT programs of study to be offered by CIBT in Beijing with BPU and potentially in other parts of China (the "China IT Programs").

4. ESI is willing to license to CIBT the right to utilize specified IT courses of ESI and the "ITT Technical Institute" name for use in the China IT Programs on the terms and conditions set forth in this Agreement.

Agreement

In consideration of the foregoing recitals and the mutual covenants set forth below, ESI and CIBT agree as follows:

1. The China IT Programs.

(a) CIBT agrees that the China IT Programs will include IT courses developed by ESI and, subject to the prior approval of ESI, IT courses developed by BPU. The China IT Programs will consist of two levels of programs:

- Level I – non-accredited one-year certificate programs ("Certificate Programs") of study designed for industry skills enhancement and corporate training purposes; and
- Level II – two-year diploma programs ("Diploma Programs") of study accredited by the Chinese Ministry of Education.

(b) Upon completion of a Certificate Program, students will receive a joint certificate from BPU and ESI.

(c) Upon completion of a Diploma Program, students will receive a diploma from BPU which shall be fully accredited in China. Subject to CIBT's obtaining all necessary

Chinese governmental approvals, students will also receive a diploma from ESI that is fully accredited in China, but not in the United States. ESI agrees, however, that, subject to the conditions of this Agreement, students will be permitted to transfer credits earned in the Diploma Programs included in the China IT Programs toward the coursework requirements of the associate and bachelor degree programs of study offered by ESI's ITT Technical Institutes in the United States.

(d) The IT courses developed by ESI to be included in the China IT Programs are set forth on Exhibit A hereto and incorporated herein by reference (the "ESI Courses"). The program outline of each Certificate Program and Diploma Program of study included in the China IT Programs specifying each course included in that program of study is set forth on Exhibit A hereto and incorporated herein by reference (the "Program Outlines"). Exhibit A hereto may be amended from time to time with the mutual consent of the parties to this Agreement, and as amended shall thereafter be incorporated herein by reference and constitute the ESI Courses and Program Outlines.

(e) CIBT shall use all commercially reasonable efforts to obtain all governmental and other approvals necessary to be obtained by CIBT, CIBT China and/or ESI in order to offer the China IT Programs, including the ESI Courses, and to grant the joint certificates and the diplomas contemplated herein. ESI shall provide to CIBT such information regarding ESI and the ESI Courses and otherwise assist and co-operate with CIBT as reasonably required by CIBT to obtain such approvals.

(f) CIBT shall use all commercially reasonable efforts to obtain all necessary Chinese accreditation for the Diploma Programs of study included in the China IT Programs.

2. License Grant.

(a) Subject to and contingent upon ESI obtaining the prior written approval and consent of ITT Manufacturing Enterprises, Inc. ("ITT MEI"), ESI will hereby grant to CIBT a license to (i) use the "ITT Technical Institute" name in descriptions of and marketing for the China IT Programs during the term of this Agreement and any "teach-out period" (as hereinafter defined) and (ii) sublicense the use of the "ITT Technical Institute" name as provided in Section 2(c) below (collectively, the "ITT License"). ESI shall use commercially reasonable efforts to obtain the written approval and consent of ITT MEI to grant to CIBT the ITT License as provided above at a cost that is acceptable to ESI, but ESI cannot assure CIBT that ITT MEI will approve of or consent to ESI granting CIBT the "ITT License" as provided above or that such approval and consent will be at a cost that is acceptable to ESI. If ESI does not obtain, within 90 days of the date of this Agreement, the prior written approval and consent of ITT MEI to grant to CIBT the ITT License as provided above at a cost that is acceptable to ESI, ESI hereby grants to CIBT a license to (i) use the "ESI Service Corp." name in descriptions of and marketing for the China IT Programs during the term of this Agreement and any teach-out period and (ii) sublicense the use of the "ESI Service Corp." name as provided in Section 2(c) below (collectively, the "ESI License"). CIBT shall, however, obtain ESI's prior approval of all printed or media marketing materials using the "ITT Technical

Institute" or "ESI Service Corp." name and of any translation of such name into Chinese, which approval shall not be unreasonably withheld.

(b) ESI hereby grants to CIBT a license to offer and to teach the ESI Courses (and any updates) in the China IT Program during the term of this Agreement and any teach-out period.

(c) CIBT may sublicense the rights granted to it under Sections 2(a) and 2(b) above to CIBT China to the extent, but only to the extent, such sublicense is necessary for and in furtherance of the China IT Programs. With prior written consent of ESI (which may be arbitrarily withheld), CIBT may also sublicense to another wholly owned subsidiary of CIBT or other third party on terms and conditions approved by ESI. CIBT shall be liable for any and all unauthorized use, or misuse of the "ITT Technical Institute" name, "ESI Service Corp." name and/or the ESI Courses by CIBT China and any other third party sub-licensees.

(d) During the term of this Agreement ESI shall not grant to any other person or entity the right to (i) offer the ESI Courses in residence programs in Beijing, China or (ii) use the "ITT Technical Institute" name, "ESI Service Corp." name or any variation thereof or any other name used or proposed for use by ESI in relation to offering the ESI Courses in residence programs in Beijing, China (the "Names").

(e) For purposes of this Agreement, the term "teach-out period" means the period of time necessary to permit all students enrolled in a China IT Program on the date of termination of this Agreement to complete the Certificate Program or Diploma Program in which they are then enrolled.

(f) ESI agrees that if it receives student enquiries pertaining to the China IT Programs or any offering by CIBT in Beijing, China in relation to the China IT Programs, it will direct all such student enquiries to CIBT and/or CIBT China and to no other person.

3. Payments.

(a) In consideration of the licenses granted to CIBT under Section 2 above, CIBT shall pay to ESI in United States dollars the following percentages of "Annual Revenues" (as hereinafter defined) attributable to the ESI Courses taken by the students:

Annual Revenues in United States Dollars	Applicable Percentage
$0 through $2,000,000	30%
$2,000,001 through $3,000,000	27%
Above $3,000,000	25%

For purposes of this Agreement, "Annual Revenues" means all tuition received with respect to the ESI Courses taken by students during any calendar year, less any such tuition that is refunded under CIBT's student refund policy for the China IT Programs, a

copy of which has been provided to ESI. CIBT shall not change the refund policy without the prior approval of ESI.

(b) CIBT agrees that the per student tuition in United States dollars that will be charged for each ESI Course taken shall be at least $125. If by reason of changes in the currency exchange rates, such tuition in United States dollars should fall below $125, the Annual Revenues shall be adjusted upward to the extent necessary so that Annual Revenues reflect in United States dollars at least $125 per student for each ESI Course taken.

(c) CIBT has provided to ESI a schedule of the tuition for non-ESI Courses and other fees and charges to the students in the China IT Programs and CIBT agrees not to increase such tuition, fees and charges without the prior consent of ESI, which consent shall not be unreasonably withheld. If the tuition charged for any non-ESI Course included in the China IT Programs increases, the per student tuition in United States dollars for each ESI Course taken shall increase by the same percentage, unless ESI and CIBT mutually agree to a greater or lesser percentage increase.

(d) The foregoing payments required by this Section 3 shall be made by CIBT to ESI within 45 days after the end of each calendar quarter. Payments shall be accompanied by detailed records of the Annual Revenues and the per student tuition received during the applicable calendar quarter.

4. Term and Termination.

(a) The term of this Agreement shall commence on the date of execution of this Agreement and, unless earlier terminated, shall end on August 31, 2007. The term may only be extended by a written amendment to this Agreement signed by an authorized official of both CIBT and ESI.

(b) By giving at least 120 days' prior written notice to CIBT, ESI may terminate this Agreement at any time on or after August 31, 2005.

(c) ESI may terminate this Agreement at any time by written notice to CIBT, if (i) CIBT fails to make the payments to ESI required by Section 3 within 30 days after such payments are due or (ii) CIBT or CIBT China or any other third party sub-licensee violates any of the terms of any of the licenses set forth in Section 2.

(d) ESI may terminate this Agreement at any time by written notice to CIBT, if ESI determines that (i) any of the China IT Programs are not being delivered in a manner acceptable to ESI or (ii) the objectives of any ESI Course are not being fulfilled, unless CIBT improves delivery or fulfillment to a reasonable standard within 60 days of the giving of such notice and further provided that ESI has met its responsibilities under Section 5 of this Agreement to enable CIBT to do so.

(e) Either party may terminate this Agreement by written notice to the other party, if the other party fails to perform any of its material obligations under this Agreement and the failure is not cured within 30 days after receipt of written notice thereof or if such

default is not curable within 30 days, the other party commences to cure such default and diligently continues to cure such default within a further 30 days.

(f) This Agreement will automatically terminate, if CIBT fails to obtain, within 90 days following the date of this Agreement, all of the governmental and accreditation approvals necessary to offer, market and teach all of the China IT Programs in the manner contemplated by this Agreement. If, at any time during the term of this Agreement after CIBT obtains all of the governmental and accreditation approvals necessary to offer, market and teach all of the China IT Programs in the manner contemplated by this Agreement as provided above, CIBT fails to maintain all of such governmental and accreditation approvals, CIBT will immediately cease all activities with respect to the China IT Programs (whether, offering, marketing, teaching and/or any other activities) that are prohibited as a result of CIBT's failure to maintain any such governmental or accreditation approvals. If CIBT fails to regain any governmental or accreditation approval necessary to offer, market and teach all of the China IT Programs in the manner contemplated by this Agreement within 120 days of its failure to maintain such approval, this Agreement will automatically terminate.

(g) Any termination of this Agreement shall not affect the rights of any party to seek damages or other relief due to a breach of this Agreement by the other party. Notwithstanding the foregoing, in no event will CIBT be liable to ESI for any damages arising from any failure of CIBT to: (a) initially obtain all of the governmental and accreditation approvals necessary to offer, market and teach all of the China IT Programs in the manner contemplated by this Agreement; or (b) maintain all of the governmental and accreditation approvals necessary to offer, market and teach all of the China IT Programs in the manner contemplated by this Agreement, provided that such failure is not related to any non-compliance by CIBT, CIBT China and/or any other third party sublicensee with all laws and regulations of China pertaining to the implementation, operation, offering and teaching of the China IT Programs. Notwithstanding the foregoing, in no event will ESI be liable to CIBT for any damages arising from any failure of ESI to obtain the prior written approval and consent of ITT MEI to grant to CIBT the ITT License as provided in Section 2(a) above at a cost that is acceptable to ESI.

(h) If this Agreement is terminated by ESI pursuant to Sections 4(a) or 4(b) or by CIBT pursuant to Section 4(e) above, the licenses granted to CIBT in Section 2 of this Agreement shall continue during the teach-out period and the parties hereto shall cooperate with each other to assure that the students can complete the Certificate Program or Diploma Program in which they are then enrolled. If this Agreement is terminated by ESI under any other subsection of this Section 4, the licenses granted in Section 2 of this Agreement shall immediately terminate.

(i) If this Agreement is terminated by ESI pursuant to Section 4(b) above, ESI shall not, alone or in conjunction with others, offer any postsecondary education in the form of residence programs in Beijing, China or assist any other person to do so for a period of one (1) year following the termination of this Agreement.

5. Responsibilities of ESI. CIBT and ESI agree that ESI's obligations under this Agreement with respect to the China IT Programs are limited to the following:

(a) ESI shall promptly provide CIBT with the curricula of, and a copy of any course materials developed by ESI or for ESI for use in, each of the ESI Courses and all revisions made thereto during the term of this Agreement (together "Course Materials"). ESI hereby grants to CIBT the right to reproduce in English or Chinese in any format free of charge all Course Materials for use by CIBT China in relation to the China ITT Programs and by students enrolled in such programs;

(b) ESI shall review and evaluate the curricula that comprises each of the IT Courses developed by BPU to determine whether they are acceptable for inclusion in the China IT Programs;

(c) ESI shall, at the request of CIBT, conduct up to two training sessions annually on the curricula that comprises the ESI Courses with CIBT's faculty trainers;

(d) ESI shall review all of the marketing and advertising materials to be used with respect to the China IT Programs;

(e) ESI shall provide to CIBT such information and materials regarding ESI and the ESI Courses as are reasonably required to obtain necessary Chinese governmental and Chinese accreditation approvals for the China IT Programs and the ESI Courses;

(f) ESI shall provide any student enrolled in a China IT Program with access to the ESI online library free of charge;

(g) ESI shall review and monitor the China IT Programs, including the qualifications of instructors, the academic and administrative policies, admissions, testing and grading policies, and the teaching of the curricula, all for the purpose of determining whether each China IT Program meets a similar level of educational quality as the programs of study delivered by ESI's ITT Technical Institutes in the United States;

(h) ESI shall use commercially reasonable efforts to introduce to CIBT certain United States employers of ITT Technical Institute graduates with operations in China for the purpose of assisting CIBT to attract students for the China IT Programs;

(i) ESI will permit CIBT to translate into Chinese the course materials of the ESI Courses that were developed by ESI; and

(j) ESI shall cooperate with and assist CIBT in obtaining, or arranging for publishers to supply directly, the textbooks and other course materials not developed by ESI that are required for the ESI Courses from the publishers of such textbooks and course materials at the best price available.

6. CIBT Responsibilities. Except for the responsibilities of ESI set forth in Section 5 of this Agreement, CIBT shall have all responsibilities for the China IT Programs. These responsibilities shall include, but shall not be limited to, the following:

(a) CIBT shall provide overall supervisory and day to day management of the China IT Programs;

(b) CIBT shall recruit and train qualified instructors for the China IT Programs in accordance with the criteria set forth on Exhibit B hereto and incorporated herein by reference;

(c) CIBT shall provide suitable facilities, equipment and other amenities necessary or appropriate to offer and teach the China IT Programs, including library resources necessary to satisfy the course and program objectives of the China IT Programs ;

(d) CIBT shall advertise and market the China IT Programs in a manner designed to meet the enrollment goals;

(e) CIBT shall actively recruit new students to enroll, and seek to retain and collect tuition and other costs from students enrolled, in the China IT Programs;

(f) CIBT shall provide all administrative and managerial support necessary to offer and teach the China IT Programs;

(g) CIBT shall use reasonable commercial efforts to obtain the governmental and accreditation approvals necessary to offer and teach the China IT Programs in the manner contemplated by this Agreement;

(h) CIBT shall cause the curricula of the China IT Programs, including the ESI Courses, to be taught in accordance with the Program Outlines and in a manner that follows the curricula, fulfills the objectives of each course and program, meets the Chinese accreditation standards with respect to the Diploma Programs, and meets the standards required to enable ESI's ITT Technical Institutes in the United States to accept transfer of the credits earned in the Diploma Programs toward the coursework requirements of their associate and bachelor degree programs;

(i) CIBT shall collect the required tuition from students and remit the payments to ESI required by this Agreement;

(j) CIBT shall submit to ESI for ESI's review and approval all advertising and marketing materials using the "ITT Technical Institute" or "ESI Service Corp." name, including, without limitation, all recruiter presentations and scripts and ESI shall respond promptly given the circumstances;

(k) CIBT shall submit to ESI for ESI's review and approval the credentials and experience of each instructor to be used to teach any portion of any China IT Program, and all of CIBT's policies and requirements for admissions, grading, testing, attendance, graduation, class size, refund policy, credentials awarded, academic terms, late admissions, leaves of absence, application, library resources, and student advising, tutoring and counseling pertaining to the China IT Programs;

(l) CIBT shall reimburse ESI for all reasonable travel and other out-of-pocket expenses (but not for other costs such as the salaries or benefits for instructors or administration costs) incurred by ESI in conducting the training sessions with CIBT's faculty trainers provided such expenses are approved in advance by CIBT or within the budget approved by CIBT in advance;

(m) CIBT shall obtain all necessary consents from the publishers of the textbooks and non-ESI developed course materials used in the China IT Programs before translating such textbooks and course materials into Chinese;

(n) CIBT shall not take, nor permit CIBT China to take, any actions or make any payments that would cause ESI to be in violation of the Foreign Corrupt Practices Act of the United States; and

(o) CIBT shall comply, and shall cause CIBT China and other third party sub-licensees to comply, with all laws and regulations of China in the implementation, operation, offering and teaching of the China IT Programs.

7. Representations and Warranties of ESI. Both corporations comprising ESI jointly and severally represent and warrant to CIBT as follows:

(a) Both corporations comprising ESI are corporations duly organized, validly existing and in good standing under the laws of Delaware and have the requisite corporate power and authority to carry on the business it currently engages in.

(b) Both corporations comprising ESI have all corporate power and authority necessary to execute this Agreement and to consummate the transactions contemplated hereby.

(c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

(d) This Agreement has been duly executed and delivered by ESI and constitutes the legal, valid and binding obligation of ESI enforceable against ESI in accordance with its terms. The execution and delivery of this Agreement by ESI do not, and the consummation of the transactions contemplated hereby and the compliance with the terms hereof will not, (i) violate any law, judgment, order, decree, statute, ordinance, rule or regulation applicable to ESI, (ii) conflict with any provision of ESI's Articles of Incorporation or By-laws, or (iii) conflict with any contract to which ESI is a party or by which ESI or any of its property is bound.

(e) ESI is the (i) owner of the ESI Courses and "ESI Service Corp." name, (ii) a licensee of the "ITT Technical Institute" name and (iii) entitled to license the use of Course Materials and the "ESI Service Corp." name to CIBT in accordance with the terms of this Agreement.

8. Representations and Warranties of CIBT. CIBT represents and warrants to ESI as follows:

(a) CIBT is a corporation duly organized, validly existing and in good standing under the laws of Canada and has the requisite power and authority to carry on the business it currently engages in.

(b) CIBT has all corporate power and authority necessary to execute this Agreement and to consummate the transactions contemplated hereby.

(c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

(d) This Agreement has been duly executed and delivered by CIBT and constitutes the legal, valid and binding obligation of CIBT enforceable against CIBT in accordance with its terms. The execution and delivery of this Agreement by CIBT do not, and the consummation of the transactions contemplated hereby and the compliance with the terms hereof will not, (i) violate any law, judgment, order, decree, statute, ordinance, rule or regulation applicable to CIBT, (ii) conflict with any provision of the organizational documents of CIBT, or (iii) conflict with any contract to which CIBT is a party or by which CIBT or any of its property is bound.

(e) Each of CIBT and CIBT China has complied in all material respects with all laws and regulations of China applicable to it and has not received any notice of any asserted violation of any such laws or regulations.

9. Confidentiality. Each of the parties hereto shall only use the documentation, information and data received from the other party in connection with the Agreement solely for the purposes of the transactions contemplated by this Agreement. The terms and provisions of that certain Confidentiality Agreement entered into by and between CIBT and ESI on January 15, 2002 are hereby incorporated into this Agreement as if fully and originally set forth herein.

10. Insurance and Hold Harmless. CIBT shall obtain or cause CIBT China to obtain, such general liability insurance as is customary or appropriate, insuring against injuries to employees, visitors and students, and damage or destruction of the facilities and personal property, in any way related to the China IT Programs. CIBT shall indemnify and hold harmless ESI from any liability or expense incurred by ESI as a result of any claims or proceeding arising out of the implementation or operation of the China IT Programs except for claims which are due to gross negligence or willful misconduct of ESI or breach by ESI of this Agreement.

11. Indemnification by CIBT. CIBT hereby agrees to indemnify ESI and its affiliates and their respective officers, directors, employees, stockholders, agents and representatives against, and agrees to hold them harmless from, any out-of-pocket loss, liability, claim, damage or expense (including reasonable legal fees and expenses) (collectively, "Damages"), as incurred, for or on account of or arising from or in connection with or otherwise with respect to:

(a) Any breach on the part of CIBT of any representation or warranty contained in this Agreement;

(b) Any breach of any covenant of CIBT contained in this Agreement;

(c) Any violation by CIBT, CIBT China or any third party sub-licensee of the licenses granted to CIBT in Section 2 of this Agreement; and;

(d) Any and all reasonable costs, expenses and all other damages (excluding any consequential damages) incurred by ESI in remedying any breach, misrepresentation or violation described above, including, by way of illustration and not limitation, all reasonable legal and accounting fees, other professional fees or expenses, and all filing fees and collection costs incident thereto and all such reasonable fees, costs and expenses incurred in connection with investigating and defending claims which, if successfully prosecuted, would have resulted in Damages.

12. Indemnification by ESI. ESI hereby agrees to indemnify CIBT and its affiliates and their respective officers, directors, employees, stockholders, agents and representatives against, and agrees to hold them harmless from, any out-of-pocket loss, liability, claim, damage or expense (including reasonable legal fees and expenses) (collectively, "Damages"), as incurred, for or on account of or arising from or in connection with or otherwise with respect to:

(a) Any breach on the part of ESI of any representation or warranty contained in this Agreement;

(b) Any breach of any covenant of ESI contained in this Agreement; and

(c) Any and all reasonable costs, expenses and all other damages (excluding consequential damages) incurred by CIBT in remedying any breach, misrepresentation, deficiency, underpayment, nonperformance or inaccuracy described above, including, by way of illustration and not limitation, all reasonable legal and accounting fees, other professional fees or expenses, and all filing fees and collection costs incident thereto, and all such reasonable fees, costs and expenses incurred in connection with investigating and in defending claims which, if successfully prosecuted, would have resulted in Damages.

13. Indemnification Procedure.

(a) In order for a party (the "indemnified party"), to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any person against the indemnified party (a "Third Party Claim"), such indemnified party must notify the indemnifying party in writing of the Third Party Claim within 20 business days after receipt by such indemnified party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party can demonstrate actual prejudice as a direct or indirect result of such failure. Thereafter, the indemnified party shall deliver to the indemnifying party, within five business days' time after the indemnified party's receipt thereof, copies of all notices and documents

(including court papers) received by the indemnified party relating to the Third Party Claim.

(b) If a Third Party Claim is made against an indemnified party, the indemnifying party will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party but reasonably satisfactory to the indemnified party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party will not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that the indemnifying party shall not be entitled to assume the defense for a Third-Party Claim as to which there is a conflict of interest or there are separate and different defenses, in which case the indemnified party shall be entitled to be compensated for its reasonable expense in defending such claim regardless of the offer to assume such defense. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel, which shall be at its own expense, it being understood that the indemnifying party shall control such defense. The indemnifying party shall be liable for the reasonable fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than after the 20-day period described in Section 13(a) if the indemnified party shall have failed to give notice of the Third Party Claim). If the indemnifying party chooses to defend or prosecute a Third Party Claim, all the parties hereto shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention after reasonable notice of the need therefor and (upon the indemnifying party's request) the provision to the indemnifying party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

14. Reports and Audit Rights.

(a) CIBT shall provide to ESI such quarterly and annual financial and other reports as ESI reasonably requests from time to time relating to the finances and operations of the China IT Programs.

(b) In order to ascertain the accuracy of the payments being made to it under this Agreement and to protect its other rights hereunder, ESI shall, from time to time at ESI's discretion upon at least 10 days prior notice to CIBT, be entitled to inspect and audit all records of CIBT and CIBT China relating to the operations of the China IT Programs.

15. Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the termination of this Agreement.

16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by facsimile upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a) if to ESI, to

ITT Educational Services, Inc.
5975 Castle Creek Parkway, N. Drive
P.O. Box 50466
Indianapolis, IN 46250
Attention: General Counsel

if to CIBT, to
CIBT Canadian Institute of Business and Technology Corp.
1200-777 West Broadway
Vancouver, British Columbia, Canada V5Z4J7
Attention: President

17. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

18. Entire Agreement; No Third Party Beneficiaries.

(a) This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(b) This Agreement cannot be amended or supplemented, except by a written instrument signed by an authorized official of both CIBT and ESI.

(c) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

19. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Indiana, without regard to the conflict of laws provisions thereof.

20. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially

adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

21. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other party, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, enure to the benefit of and be enforceable by the parties and their respective successors and assigns.

22. Submission to Jurisdiction; Waivers. Each of ESI and CIBT irrevocably agrees that any legal action or arbitration proceeding with respect to this Agreement or for recognition and enforcement of any judgment or arbitration award in respect hereof brought by the other party hereto or its successors or assigns shall be brought and determined in the state or federal courts of the State of Indiana and each of ESI and CIBT hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of ESI and CIBT hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

23. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

24. Arbitration.

(a) The parties agree to attempt to settle any dispute, controversy or difference which may arise among them in connection with this Agreement by good faith discussions between or among representatives designated by the parties which are party to the dispute. During the course of discussions between or among such representatives, the parties will comply with all reasonable requests for access to relevant information. If, after thirty (30) days, the foregoing discussions do not result in settlement or resolution of such dispute, controversy or difference, the matter may be settled by arbitration

administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, subject to this Section 24.

(b) Any matter submitted for arbitration shall be decided by an arbitrator chosen by the parties. If the parties to the dispute cannot unanimously agree upon an arbitrator within twenty (20) days after notice of the dispute is given, each party shall select an arbitrator, those arbitrators shall choose a neutral arbitrator and the matter shall be decided by those three arbitrators. If the arbitrators selected by the parties cannot agree on the choice of a neutral arbitrator within thirty (30) days after their retention, the dispute shall be decided by a single arbitrator, who shall be chosen in accordance with the American Arbitration Association's Commercial Arbitration Rules at the request of any party to the dispute.

(c) The parties recognize that the prompt resolution of all arbitrable matters is essential to the interests of each of the parties. In furtherance of that concern, any arbitration procedures shall be conducted in accordance with the American Arbitration Association's Commercial Arbitration Rules. Any arbitration proceedings shall be held in Indianapolis, Indiana.

(d) Costs of the arbitration proceeding, including the fees of the arbitrator(s) and other expenses the arbitrator(s) determines are appropriate, shall be assessed against one or both of the parties to the dispute as the arbitrator(s) determines, based upon this (their) assessment of which party, if any, is at fault.

(e) The arbitrator's award may not be vacated, modified or corrected. The decision of the arbitrator shall be final, binding and nonappealable. An award in arbitration hereunder may be entered as a judgment in any court of general jurisdiction, and/or an injunctive order may be enforced by petition to the court. No party shall contest the entry of an award as a judgment or the filing of a petition for enforcement, and any judgment so entered shall not be subject to any action to open or strike the same by or on behalf of the defendant therein, nor shall any defendant move to strike or stay any execution or other process issued upon such judgment.

25. Consent. Except as otherwise expressly set forth herein, if the consent or approval of ESI is required pursuant to a provision of this Agreement, such consent or approval shall not be unreasonably withheld or delayed.

26. Joint and Several. All obligations of the corporations comprising ESI are joint and several.

27. Future Opportunities. During the term of this Agreement, each party will: (i) inform the other party of any significant opportunities it receives pertaining to the provision in China of IT programs of study that are substantially similar to the China IT Programs; and (ii) negotiate in good faith with the other party regarding opportunities to expand the offering of the China IT Programs to other parts of China.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ITT EDUCATIONAL SERVICES, INC.

By: [signature]

Title: Senior Vice President, General Counsel and Secretary

ESI SERVICE CORP.

By: [signature]

Title: Vice President

CIBT CANADIAN INSTITUTE OF BUSINESS AND TECHNOLOGY CORP.

By: [signature]

Title: President & Chief Executive Officer

Amendment Number One to Licensing Agreement

This Amendment Number One to Licensing Agreement ("Amendment") is made to that certain Licensing Agreement ("Agreement") entered into on March 18, 2002 by and between CIBT Canadian Institute of Business and Technology Corp., a Canadian corporation, having its principal executive offices at 1200-777 West Broadway, Vancouver, British Columbia, Canada V5Z4J7 ("CIBT") and ITT Educational Services, Inc., a Delaware corporation, having its principal executive offices at 13000 North Meridian Street, Carmel, Indiana 46032-1404, USA ("IESI") and ESI Service Corp., a Delaware corporation, having its principal executive offices at 13000 North Meridian Street, Carmel, Indiana 46032-1404, USA ("ESC") (IESI and ESC are collectively referred to as "ESI").

RECITAL: CIBT desires to expand its use of ESI's curricula in China. ESI desires to expand the license granted to CIBT in the Agreement with respect to CIBT's use of ESI's curricula, in order to permit CIBT greater use of ESI's curricula in China. CIBT and ESI desire to amend the Agreement to increase the number and types of ESI's postsecondary courses and programs subject to the license granted to CIBT under the Agreement and to expand the geographic area in China where CIBT can offer and teach those courses and programs, all in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, CIBT and ESI agree as follows:

1. Subsections 1 and 3 of the Recitals portion of the Agreement are hereby amended to read as follows:

    1. CIBT, through its wholly owned Chinese subsidiary, CIBT School of Business ("CIBT China") has established joint ventures with universities that are fully approved and accredited in China and private colleges that are fully approved in China (individually, "University" and collectively, "Universities"), pursuant to which CIBT China and a University offer programs of study to students in China (the "Business").

    3. CIBT desires to utilize certain courses developed by ESI for its ITT Technical Institutes in new programs of study to be offered by CIBT with Universities in certain parts of China (the "China Programs").

2. All references to "BPU" in the Agreement are hereby changed to "University."

3. All references to "China IT Programs" in the Agreement are hereby changed to "China Programs."

4. Section 1 of the Agreement is hereby amended to read as follows:

    1. <u>The China Programs</u>.

        (a) CIBT agrees that the China Programs will include courses developed by ESI and, subject to the prior approval of ESI, courses developed by Universities. The China Programs will consist of three levels of programs:

- Level I – non-accredited one-year certificate programs ("Certificate Programs") of study designed for industry skills enhancement and corporate training purposes;

- Level II – two-year diploma programs ("Diploma Programs") of study approved by the appropriate Chinese regulatory bodies; and

- Level III – four-year bachelor degree programs ("Degree Programs") of study that are initially approved and eventually accredited by the appropriate Chinese regulatory bodies.

(b) Upon completion of a Certificate Program, students will receive a joint certificate from the University and ESI.

(c) Upon completion of a Diploma Program, students will receive a diploma from the University which shall be fully approved in China. Subject to CIBT obtaining all necessary Chinese governmental approvals, students will also receive a diploma from ESI that is fully approved in China, but not in the United States. ESI agrees, however, that, subject to the conditions of this Agreement, students will be permitted to transfer credits earned in the Diploma Programs included in the China Programs (including the China National Diploma Program credits) toward the coursework requirements of the associate and bachelor degree programs of study offered by ESI's ITT Technical Institutes in the United States.

(d) Upon completion of a Degree Program, students will receive a bachelor degree from ESI's ITT Technical Institute in Indianapolis, Indiana ("ITT Tech") which shall be fully accredited in the United States. Subject to CIBT obtaining all necessary Chinese governmental approvals, the bachelor degree that students receive from ITT Tech will be fully accredited in China. ESI agrees that, subject to the conditions of this Agreement, students will be permitted to transfer credits earned in the Degree Programs included in the China Programs (including the China National Diploma Program credits) toward the coursework requirements of the associate and bachelor degree programs of study offered by ESI's ITT Technical Institutes in the United States.

(e) The courses and programs developed by ESI to be included in the China Programs are set forth on Exhibit A attached hereto and incorporated herein by reference (the "ESI Curricula"). The program outline of each Certificate Program, Diploma Program and Degree Program of study included in the China Programs specifying each course included in that program of study is set forth on Exhibit A attached hereto and incorporated herein by reference (the "Program Outlines"). Exhibit A attached hereto may be amended from time to time with the mutual consent of the parties to this Agreement, and as amended shall thereafter be incorporated herein by reference and constitute the ESI Curricula and Program Outlines.

(f) CIBT shall use all commercially reasonable efforts to obtain all governmental and other approvals necessary to be obtained by CIBT, CIBT China and/or ESI in order to offer the China Programs, including the ESI Curricula, and to grant the joint certificates and the diplomas and degrees contemplated herein. ESI shall provide to

CIBT such information regarding ESI and the ESI Curricula and otherwise assist and co-operate with CIBT as reasonably required by CIBT to obtain such approvals.

(g) CIBT shall use all commercially reasonable efforts to obtain all necessary Chinese accreditation for the Diploma Programs and Degree Programs included in the China Programs.

5. All references to "ESI Courses" in the Agreement are hereby changed to "ESI Curricula."

6. Subsections 2(a), (d) and (f) of the Agreement are hereby amended to read as follows:

(a) ESI hereby grants to CIBT a license to (i) use the "ESI Service Corp." name in descriptions of and marketing for the China Programs during the term of this Agreement and any teach-out period and (ii) sublicense the use of the "ESI Service Corp." name as provided in Section 2(c) below (collectively, the "ESI License"). Nothing in this Agreement will be construed as conveying any license or other right in or to the trademarks and/or service marks "ITT", "ITT TECHNICAL INSTITUTE" or "ITT EDUCATIONAL SERVICES, INC.", or the ITT Block-Type Logo ("Excluded Marks"). CIBT will not make use of any of the Excluded Marks, in connection with the China Programs or otherwise anywhere in the world, except on behalf of and as an authorized representative of ESI at ESI's direction. CIBT will promptly notify ESI of any infringement of the Excluded Marks that comes to its attention. CIBT shall obtain ESI's prior approval of all printed or media marketing materials using the "ITT Technical Institute" or "ESI Service Corp." name and of any translation of such name into Chinese, which approval shall not be unreasonably withheld.

(d) During the term of this Agreement ESI shall not grant to any other person or entity the right to (i) offer the ESI Curricula in residence programs in the Beijing, Shandong, Shanxi or Henan Provinces of China, or (ii) use the "ITT Technical Institute" name, "ESI Service Corp." name or any variation thereof or any other name used or proposed for use by ESI in relation to offering the ESI Curricula in residence programs in the Beijing, Shandong, Shanxi or Henan Provinces of China (the "Names").

(f) ESI agrees that if it receives student inquiries pertaining to the China Programs or any offering by CIBT in the Beijing, Shandong, Shanxi or Henan Provinces of China in relation to the China Programs, it will direct all such student enquiries to CIBT and/or CIBT China and to no other person.

7. Section 3 of the Agreement is hereby amended to read as follows:

(a) In consideration of the licenses granted to CIBT under Section 2 above, CIBT shall pay to ESI in United States dollars 30 percent of all "Revenues" (as hereinafter defined) attributable to the ESI Curricula taken by the students. For purposes of this Agreement, "Revenues" means all tuition, fees and charges received with respect to the courses and programs included in the ESI Curricula taken by students, less any such tuition, fees and charges that are refunded under CIBT's student refund policy for the China Programs, a copy of which has been provided to ESI. CIBT shall not change the refund policy without the prior approval of ESI.

(b) CIBT agrees that the per student tuition in United States dollars that will be charged for each course included in the ESI Curricula that a student registers to take in a (i) Certificate Program or Diploma Program shall be at least $125 and (ii) Degree Program shall be $175. If, by reason of changes in the currency exchange rates, such tuition in United States dollars should fall below the specified amount for the particular program, the per student tuition will be adjusted upward to the extent necessary so that the tuition reflects in United States dollars at least (i) $125 per student for each course included in the ESI Curricula that is taken in a Certificate Program or Diploma Program and (ii) $175 per student for each course included in the ESI Curricula that is taken in a Degree Program.

(c) CIBT has provided to ESI a schedule of the tuition, fees and charges associated with courses in the China Programs that are not included in the ESI Curricula, and CIBT agrees not to adjust such tuition, fees and charges without the prior consent of ESI, which consent shall not be unreasonably withheld. If any tuition, fee or charge is increased for any course in the China Programs that is not included in the ESI Curricula, the tuition, fees or charges for the courses and programs included in the ESI Curricula shall increase by the same percentage, unless ESI and CIBT mutually agree to a greater or lesser percentage increase.

(d) The foregoing payments required by this Section 3 shall be made by CIBT to ESI within 45 days after the end of each calendar quarter. Payments shall be accompanied by detailed records of the Revenues and the per student tuition, fees and charges received during the applicable calendar quarter.

8. Subsections 4(h) and (i) of the Agreement are hereby amended to read as follows:

(h) If this Agreement is terminated by ESI pursuant to Sections 4(a) or 4(b) or by CIBT pursuant to Section 4(e) above, the licenses granted to CIBT in Section 2 of this Agreement shall continue during the teach-out period and the parties hereto shall cooperate with each other to assure that the students can complete the Certificate Program, Diploma Program or Degree Program in which they are then enrolled. If this Agreement is terminated by ESI under any other subsection of this Section 4, the licenses granted in Section 2 of this Agreement shall immediately terminate.

(i) If this Agreement is terminated by ESI pursuant to Section 4(b) above, ESI shall not, alone or in conjunction with others, offer any postsecondary education in the form of residence programs in the Beijing, Shandong, Shanxi or Henan Provinces of China or assist any other person to do so for a period of one (1) year following the termination of this Agreement.

9. Subsections 5(a), (b) and (g) of the Agreement are hereby amended to read as follows:

(a) ESI shall promptly provide CIBT with the curricula of, and a copy of any course materials developed by ESI or for ESI for use in, each course and program included in the ESI Curricula and all revisions made thereto during the term of this Agreement (together "Course Materials"). ESI hereby grants to CIBT the right to reproduce in English or Chinese in any format free of charge all Course Materials for use by CIBT China in relation to the China Programs and by students enrolled in such programs;

(b) ESI shall review and evaluate the curricula that comprises each of the courses developed by a University to determine whether they are acceptable for inclusion in the China Programs;

(g) ESI shall review and monitor the China Programs, including the qualifications of instructors, the academic and administrative policies, admissions, testing and grading policies, and the teaching of the curricula, all for the purpose of determining whether each China Program meets a similar level of educational quality as the programs of study delivered by ITT Tech in the United States;

10. Section 5 of the Agreement is hereby amended to include the following Subsection 5(k):

(k) ESI shall provide to CIBT, in either an on-line electronic or a hard-copy format, the following documents for CIBT to distribute to each student upon completion of a Degree Program: (i) a letter from ITT Tech admitting the student into the Degree Program at ITT Tech; (ii) the current form of the ITT Tech Enrollment Agreement; (iii) the current volume of the ITT Tech school catalog; (iv) the current disclosure statements regarding ITT Tech's student completion and employment rates with respect to the Degree Program; and (v) the current version of the ITT Tech student handbook (which includes a form acknowledging the student's receipt).

11. Subsection 6(h) of the Agreement is hereby amended to read as follows:

(h) CIBT shall cause the curricula of the China Programs, including the ESI Curricula, to be taught in accordance with the Program Outlines and in a manner that follows the curricula, fulfills the objectives of each course and program, meets the Chinese accreditation standards with respect to the Diploma Programs and Degree Programs, and meets the standards required to enable ITT Tech to award bachelor degrees to graduates of the Degree Programs and ESI's ITT Technical Institutes in the United States to accept transfer of the credits earned in the Diploma Programs and Degree Programs toward the coursework requirements of their associate and bachelor degree programs;

12. Section 6 of the Agreement is hereby amended to include the following Subsections 6(p) and (q):

(p) CIBT shall provide the following documents to each student upon completion of a Degree Program: (i) a letter from ITT Tech admitting the student into the Degree Program at ITT Tech; (ii) the current form of the ITT Tech Enrollment Agreement; (iii) the current volume of the ITT Tech school catalog; (iv) the current disclosure statements regarding ITT Tech's student completion and employment rates with respect to the Degree Program; and (v) the current version of the ITT Tech student handbook (which includes a form acknowledging receipt).

(q) CIBT shall, at the end of each calendar quarter, provide ITT Tech with a list of all students who completed a Degree Program during that calendar quarter. In addition, CIBT shall provide ITT Tech with all of the requisite documents necessary for ITT Tech to award a bachelor degree to each student who completes a Degree Program, including, without limitation: (i) a copy of an official transcript, translated into English, showing that the student has successfully completed all of the courses in the Degree Program; (ii) a current ITT Tech Enrollment Agreement that is fully completed, signed and dated by the student; (iii) the current ITT Tech disclosure statements regarding ITT Tech's student completion and employment rates with respect to the Degree Program that are signed and dated by the

student; and (iv) an ITT Tech form acknowledging receipt of the ITT Tech student handbook that is signed and dated by the student.

13. Section 16 of the Agreement is hereby amended to read as follows:

16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by facsimile upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a) if to ESI, to

ITT Educational Services, Inc.
13000 North Meridian Street
Carmel, IN 46032-1404
Attention: General Counsel

(b) if to CIBT, to

CIBT Canadian Institute of Business and Technology Corp.
1200-777 West Broadway
Vancouver, British Columbia, Canada V5Z4J7
Attention: President

14. Exhibit A to the Agreement is hereby amended to read as shown on Exhibit A to this Amendment.

15. Exhibit B to the Agreement is hereby amended to read as shown on Exhibit B to this Amendment.

16. All of the terms and conditions of this Amendment: (a) are incorporated in the Agreement as if fully set forth therein; and (b) have the same meanings set forth in the Agreement. All of the terms of the Agreement are ratified and remain unchanged and in full force and effect. If any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control in determining the agreement between CIBT and ESI.

IN WITNESS WHEREOF, CIBT and ESI have each read this Amendment, understand all of the terms and conditions herein and execute this Amendment as of the ______ day of________________, 2003.

CIBT Canadian Institute of Business **ITT Educational Services, Inc.**

and Technology Corp.

By: ______________________

Print Name: Toby Chu

Title: President & CEO

By: ______________________

Print Name: Rene R Champagne

Title: Chairman and CEO

CIBT School of Business (China)

By: ______________________

Print Name: Charles Chen

Title: President

ESI Service Corp.

By: ______________________

Print Name: Rene R Champagne

Title: President

C:\Saved Docs\Confidential Agreements\CIBT Licensing Agreement (9-15-05).doc

Amendment Number Two to Licensing Agreement

This Amendment Number Two to Licensing Agreement ("Amendment") is made to that certain Licensing Agreement ("Agreement") entered into on March 18, 2002 by and between CIBT Canadian Institute of Business and Technology Corp., a Canadian corporation, having its principal executive offices at 1200-777 West Broadway, Vancouver, British Columbia, Canada V5Z4J7 ("CIBT") and ITT Educational Services, Inc., a Delaware corporation, having its principal executive offices at 13000 North Meridian Street, Carmel, Indiana 46032-1404, USA ("IESI") and ESI Service Corp., a Delaware corporation, having its principal executive offices at 13000 North Meridian Street, Carmel, Indiana 46032-1404, USA ("ESC") (IESI and ESC are collectively referred to as "ESI").

RECITAL: CIBT desires to expand its use of ESI's curricula in China. ESI desires to expand the license granted to CIBT in the Agreement with respect to CIBT's use of ESI's curricula, in order to permit CIBT greater use of ESI's curricula in China. CIBT and ESI desire to amend the Agreement to expand the geographic area in China where CIBT can offer and teach those courses and programs, all in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, CIBT and ESI agree as follows:

1. Subsections 1 and 3 of the Recitals portion of the Agreement are hereby amended to read as follows:

    1. CIBT, through its wholly owned Chinese subsidiary, CIBT School of Business, and majority owned Chinese subsidiary, CIBT Beihai International Management School, (collectively, "CIBT China") has established joint ventures with universities that are fully approved and accredited in China and private colleges that are fully approved in China (individually, "University" and collectively, "Universities"), pursuant to which CIBT China and a University offer programs of study to students in China (the "Business").

    3. CIBT desires to utilize certain courses developed by ESI for its ITT Technical Institutes in new programs of study to be offered by CIBT with Universities in those provinces of China specified in Appendix I attached hereto and made a part hereof (the "China Programs").

2. Subsections 2(d) and (f) of the Agreement are hereby amended to read as follows:

    (d) During the term of this Agreement ESI shall not grant to any other person or entity the right to (i) offer the ESI Curricula in residence programs in those provinces of China specified in Appendix I attached hereto and made a part hereof ("Provinces"), or (ii) use the "ITT Technical Institute" name, "ESI Service Corp." name or any variation thereof or any other name used or proposed for use by ESI in relation to offering the ESI Curricula in residence programs in the Provinces (the "Names").

(f) ESI agrees that if it receives student inquiries pertaining to the China Programs or any offering by CIBT in the Provinces in relation to the China Programs, it will direct all such student enquiries to CIBT and/or CIBT China and to no other person.

3. Subsections 4(i) of the Agreement are hereby amended to read as follows:

(i) If this Agreement is terminated by ESI pursuant to Section 4(b) above, ESI shall not, alone or in conjunction with others, offer any postsecondary education in the form of residence programs in the Provinces or assist any other person to do so for a period of one (1) year following the termination of this Agreement.

4. All of the terms and conditions of this Amendment: (a) are incorporated in the Agreement as if fully set forth therein; and (b) have the same meanings set forth in the Agreement. All of the terms of the Agreement are ratified and remain unchanged and in full force and effect. If any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control in determining the agreement between CIBT and ESI.

IN WITNESS WHEREOF, CIBT and ESI have each read this Amendment, understand all of the terms and conditions herein and execute this Amendment as of the 7th day of September, 2004.

CIBT Canadian Institute of Business and Technology

By: [signature]

Print Name: Toby Chu

Title: President & CEO

ITT Educational Services, Inc.

By: Rene R. Champagne

Print Name: Rene R. Champagne

Title: CEO

ESI Service Corp.

By: Rene R. Champagne

Print Name: Rene R. Champagne

Title: President

Appendix I

<u>China Province</u>

1. Beijing
2. Shandong
3. Tianjin
4. Henan
5. Fujian
6. Chongqing
7. Liaoning
8. Jillin
9. Shaanxi
10. Neimengguo
11. Sichuan
12. Zhejiang
13. Guangxi
14. Shanxi
15. Helongjiang
16. Jiangxi
17. Guizhou
18. Hubei
19. Hebei
20. Anhui
21. Hunan
22. Yunnan

Amendment Number Three to Licensing Agreement

This Amendment Number Three to Licensing Agreement ("Amendment") is made to that certain Licensing Agreement ("Agreement") entered into on March 18, 2002 by and between CIBT Canadian Institute of Business and Technology Corp., a Canadian corporation, having its principal executive offices at 1200-777 West Broadway, Vancouver, British Columbia, Canada V5Z4J7 ("CIBT") and ITT Educational Services, Inc., a Delaware corporation, having its principal executive offices at 13000 North Meridian Street, Carmel, Indiana 46032-1404, USA ("IESI") and ESI Service Corp., a Delaware corporation, having its principal executive offices at 13000 North Meridian Street, Carmel, Indiana 46032-1404, USA ("ESC") (IESI and ESC are collectively referred to as "ESI").

RECITAL: The courses developed by ESI for its ITT Technical Institutes and used by CIBT in the China Programs, as specified in Exhibit A to the Agreement, have been revised by ESI. CIBT and ESI desire to amend the Agreement to include a new Exhibit A that specifies the revised courses.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, CIBT and ESI agree as follows:

1. Exhibit A to the Agreement is hereby amended to read as shown in Exhibit A attached to and made a part of this Amendment.

2. All of the terms and conditions of this Amendment: (a) are incorporated in the Agreement as if fully set forth therein; and (b) have the same meanings set forth in the Agreement. All of the terms of the Agreement are ratified and remain unchanged and in full force and effect. If any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control in determining the agreement between CIBT and ESI.

IN WITNESS WHEREOF, CIBT and ESI have each read this Amendment, understand all of the terms and conditions herein and execute this Amendment as of the 25th day of August, 2006.

CIBT Canadian Institute of Business and Technology

By: [signature]

Print Name: TOBY CHU

Title: President

ITT Educational Services, Inc.

By: [signature] Rene R Champagne

Print Name: Rene R. Champagne

Title: CEO

ESI Service Corp.

By: [signature] Rene R Champagne

Print Name: Rene R. Champagne

Title: President

ITT Course #	Course #	Course Provider	Course Title	Hours	
	Level I Certificate of Software Application Programming				
IT190	1	BPU	Foundation Course I	50	
IT191	2	BPU	Foundation Course II	50	
IT116	3	BPU	Intermediate Programing	50	
IT106	4	BPU	Programming in C++ I	50	
IT104	5	ITT	Introduction to Computer Programming	50	
IT203	6	ITT	Database Development	50	
IT204	7	ITT	Scripting and Web Authoring I	50	
IT391	8	BPU	Introduction to UML	50	
IT218	9	BPU	Programming in Java I	50	
IT219	10	BPU	Programming in Java II	50	
IT217	11	BPU	Programming in C++ II	50	
IT306	12	ITT	Software Applications Programming	50	
IT308	13	ITT	Software Development Project	50	
TB332	14	ITT	Professional Procedures and Portfolio Development	50	
			Total hours	700	
			ITT courses in total	6	43%
			BPU/CIBT courses in total	8	57%
	Level I Admission Requirement				
	1	Passing CIBT English Replacement Test (About TOEFL500)			
	2	Passing CIBT IT Replacement Test (Basic Knowledge of Computer and Software Applications)			
	3	Minimum Education Requirement (Diploma in other majors)			
	4	BPU Course Titles that match ITT Course Titles			

	Level I Certificate of Web Development				
ITT Course #	Course #	Course Provider	Course Title	Hours	
IT190	1	BPU	Foundation Course I	50	
IT191	2	BPU	Foundation Course II	50	
IT116	3	BPU	Intermediate Programming	50	
IT201	4	BPU	Web Site Design	50	
IT104	5	ITT	Introduction to Computer Programming	50	
IT203	6	ITT	Database Development	50	
IT204	7	ITT	Scripting and Web Authoring I	50	
IT215	8	ITT	Scripting and Web Authoring II	50	
IT313	9	ITT	Scripting and Web Authoring III	50	
IT216	10	BPU	PERL and CGI in LINUX Environment	50	
IT300	11	ITT	Web Server Administration	50	
IT341	12	ITT	Web Security and Ethics	50	
IT315	13	ITT	Website Design and Development Project	50	
TB332	14	ITT	Professional Procedures and Portfolio Development	50	
			Total hours	700	
			ITT courses in total	9	64%
			BPU/CIBT courses in total	5	36%

	Level I Admission Requirement
1	*Passing CIBT English Replacement Test (About TOEFL500)*
2	*Passing CIBT IT Replacement Test (Basic Knowledge of Computer and Software Applications)*
3	*Minimum Education Requirement (Diploma in other majors)*
4	*BPU Course Titles that match ITT Course Titles*

Level I Certificate of Multimedia

ITT Course #	Course #	Course Provider	Course Title	Hours	
GE190	1	BPU	Foundation Course I	50	
GE191	2	BPU	Foundation Course II	50	
IT116	3	BPU	Intermediate Programming	50	
IT107	4	ITT	Instructional Design	50	
	5	BPU	3D Studio Max I (3D)	50	
IT104	6	ITT	Introduction to Computer Programming	50	
	7	BPU	3D Studio Max II (Animation)	50	
IT210	8	ITT	Visual Design Theory	50	
IT212	9	ITT	Broadcast Graphics	50	
IT211	10	ITT	Interactive Communication Design I	50	
IT310	11	ITT	Audio/Video Techniques	50	
IT311	12	ITT	Animation II	50	
TB332	13	ITT	Professional Procedures and Portfolio Development	50	
IT312	14	ITT	Multimedia Development Project	50	
			Total hours	700	
			ITT courses in total	9	64%
			BPU/CIBT courses in total	5	36%

Level I Admission Requirement

1	*Passing CIBT English Replacement Test (About TOEFL500)*
2	*Passing CIBT IT Replacement Test (Basic Knowledge of Computer and Software Applications)*
3	*Minimum Education Requirement(Diploma In other majors)*

Level II Diploma of Software Application Programming

ITT Course #	Course #	Course Provider	Course Title	Hours	
		Semester 1 (Year 1):			
TB184	1	BPU	Problem Solving	50	
TB143	2	BPU	Introduction to Personal Computer	50	
IT103	3	BPU	Operating Systems	50	
TB133	4	BPU	Strategies for the Technical Professional	50	
GE127	5	BPU	College Mathematics I	50	
GE191	6	BPU	BPU Mandatory I	50	
GE180	7	BPU	IT English I	150	
			Total hours	450	
		Semester 2 (Year 1):			
IT116	8	BPU	Intermediate Programming	50	
IT106	9	BPU	Programming in C++ I	50	
IT218	10	BPU	Programming in Java I	50	
IT104	11	ITT	Introduction to Computer Programming	50	
IT203	12	ITT	Database Development	50	
IT204	13	ITT	Scripting and Web Authoring I	50	
GE290	14	BPU	BPU Mandatory II	50	
GE280	15	BPU	IT English II	100	
			Total hours	450	
		Semester 3 (Year 2):			
IT327	16	BPU	Data Structures	50	
IT250	17	BPU	LINUX	50	
IT219	18	BPU	Programming in Java II	50	
IT217	19	BPU	Programming in C++ II	50	
IT306	20	ITT	Software Applications Programming	50	
GE347	21	ITT	Group Dynamics	50	
IT390	22	BPU	Introduction to UML	50	
IT391	23	BPU	XML	50	
GE380	24	BPU	IT English III	50	
			Total hours	450	
		Semester 4 (Year 2):			
GE480	25	BPU	IT English IV	50	
TB332	26	ITT	Professional Procedures and Portfolio Development	50	
IT308	27	ITT	Software Development Project	300	
			Total hours	400	
		Total Hours for the Program		1750	
			ITT courses in total	7	26%
			BPU/CIBT courses in total	20	74%

Level II Admission Requirement

1. *High School graduation*
2. *Meet CIBT National Exams Requirement*
3. *BPU Course Titles that match ITT Course Titles*

	Level II Diploma of Web Development				
		Semester 1 (Year			
ITT Course #	Course #	Course Provider	Course Title	Hours	
TB184	1	BPU	Problem Solving	50	
TB143	2	BPU	Introduction to Personal Computer	50	
IT103	3	BPU	Operating Systems	50	
TB133	4	BPU	Strategies for the Technical Professional	50	
GE127	5	BPU	College Mathematics I	50	
GE190	6	BPU	BPU Mandatory I	50	
GE180	7	BPU	IT English I	150	
			Total hours	450	
		Semester 2 (Year			
IT116	8	BPU	Intermediate Programming	50	
IT220	9	BPU	Network Standards and Protocols	50	
IT201	10	BPU	Web Site Design	50	
IT104	11	ITT	Introduction to Computer Programming	50	
IT203	12	ITT	Database Development	50	
IT204	13	ITT	Scripting and Web Authoring I	50	
GE290	14	BPU	BPU Mandatory II	50	
GE280	15	BPU	IT English II	100	
			Total hours	450	
		Semester 3 (Year			
GE192	16	BPU	College Mathematics II	50	
IT210	17	ITT	Visual Design Theory	50	
IT215	18	ITT	Scripting and Web Authoring II	50	
IT216	19	BPU	PERL and CGI in LINUX Environment	50	
IT300	20	ITT	Web Server Administration	50	
GE347	21	ITT	Group Dynamics	50	
IT313	22	ITT	Scripting and Web Authoring III	50	
IT341	23	ITT	Web Security and Ethics	50	
GE380	24	BPU	IT English III	50	
			Total hours	450	
		Semester 4 (Year			
GE480	25	BPU	IT English IV	50	
TB332	26	IT304	Professional Procedures and Portfolio Development	50	
IT315	27	IT315	Website Design and Development Project	300	
			Total hours	400	
		Total Hours for the Program		1750	
			ITT courses in total	11	41%
			BPU/CIBT courses in total	16	59%

Level II Admission Requirement

1. *High School graduation*
2. *Meet CIBT National Exams Requirement*
3. *BPU Course Titles that match ITT Course Titles*

	Level II Diploma of Multimedia				
		Semester 1 (Year 1):			
ITT Course #	Course #	Course Provider	Course Title	Hours	
TB184	1	BPU	Problem Solving	50	
TB143	2	BPU	Introduction to Parsonal Computer	50	
IT103	3	BPU	Operating Systems	50	
TB133	4	BPU	Strategies for the Technical Professional	50	
GE127	5	BPU	College Mathematics I	50	
GE191	6	BPU	BPU Mandatory I	50	
GE180	7	BPU	IT English I	150	
			Total hours	450	
		Semester 2 (Year 1):			
IT116	8	BPU	Intermediate Programming	50	
IT107	9	ITT	Instructional Design	50	
IT290	10	BPU	3D Studio Max I (3D)	50	
IT104	11	ITT	Introduction to Computer Programming	50	
IT291	12	BPU	3D Studio Max II (Animation)	50	
IT210	13	ITT	Visual Design Theory	50	
GE290	14	BPU	BPU Mandatory II	50	
GE280	15	BPU	IT English II	100	
			Total hours	450	
		Semester 3 (Year 2):			
GE192	16	BPU	College Mathematics II	50	
IT212	17	ITT	Broadcast Graphics	50	
IT211	18	ITT	Interactive Communication Design I	50	
IT310	19	ITT	Audio/Video Techniques	50	
IT311	20	ITT	Animation II	50	
GE347	21	ITT	Group Dynamics	50	
IT213	22	ITT	Interactive Communication Design II	50	
GE380	23	BPU	IT English III	50	
			Total hours	400	
		Semester 4 (Year 2):			
GE480	24	BPU	IT English IV	50	
TB332	25	ITT	Professional Procedures and Portfolio Development	50	
IT312	26	ITT	Multimedia Development Project	300	
			Total hours	400	
		Total Hours for the Program		1700	
			ITT courses in total	**11**	42%
			BPU/CIBT courses in total	**15**	58%

Level II Admission Requirement

1. High School graduation
2. Meet CIBT National Exams Requirement
3. BPU Courses Titles that match ITT Course Titles

Level III Bachelor of Science in Software Engineering Technology (Direct Transfer from Chinese NDP-Computer Technology Applications)

Lower-Division Credits Transferred

Course #	Course Provider	quarter cr hrs	quarter cr hrs	Course Title
IT103	CIBT		4	Operating Systems (60)
IT104	CIBT		4	Programming with C Language (72)
IT116	CIBT		4	Intermediate Programming (60)
IT106(A)	CIBT		4	Visual C++ Programming (70)
IT203	CIBT		4	Fundamentals of Database (56)
IT217(A)	CIBT		4	Object-Oriented Programming (60)
IT250	CIBT		4	Assembler Language Program (70)
IT218(A)	CIBT		4	Programming with Java (50/90)
IT327	CIBT		4	Data Structure (70)
IT219(A)	CIBT		4	Programming with Java (50/90)
IT305(A)	CIBT		4	College Mathematics (40/160)
IT306(A)	CIBT		4	Software Engineering (70)
IT204(A)	CIBT		4	Multimedia Technology (60)
IT308(A)	CIBT		4	Project Plan and Needs Analysis (50)
TB143	CIBT		4	Fundamentals of Computers (60)
TB133	ITT	4		Strategies for the Technical Professional
TB332	ITT	4		Professional Procedures and Portfolio Development
GE184	CIBT		4	College Mathematics (40/160)
GE127	CIBT		4	College Mathematics (40/160)
GE192	CIBT		4	College Mathematics (40/160)
GE117	CIBT		4	College English (40/160)
GE217	CIBT		4	English Composition (60)
GE332	CIBT		4	Economic Problems *(Social Science)*
GE347	CIBT		4	Group Dynamics *(Social Science/Humanities)*

Upper-Division Credits to be offered

SE301	CIBT		4	Advanced Database Design and Implementation (80)
SE320	ITT	4		Introduction to VB.NET
SE350	ITT	4		System Analysis for Software Engineers
SE321	ITT	4		Introduction to C# Programming
SE330	ITT	4		Advanced Java I
SE420	ITT	4		Programming .NET Framework with VB.Net and C#
SE340	ITT	4		Structured Programming
SE430	ITT	4		Advanced Java II

SE401	ITT	4		Programming in ASP.NET
SE421	ITT	4		Secured Programming
SE450	ITT	4		Software Engineering Process I
SE451	ITT	4		Software Engineering Process II
SE460	ITT	4		Software Engineering Capstone Project
EG371	CIBT		4	Research Methods *(Social Science)*
EG372	CIBT		4	Introduction to Aesthetics (40)
EG381	CIBT		4	Probability and Mathematical Statistics (50)
EG421	CIBT		4	Linear Algebra (50)
EG452	CIBT		4	Fundamental Law (50)
EG461	CIBT		4	Ethical Studies (40)
EG462	CIBT		4	Philosophy (40)
EG481	CIBT		4	College Physics (60)
	Total	56	124	

Level III Bachelor of Science in Technical Project Management (Direct Transfer from Chinese NDP-Computer Technology Applications)

Lower-Division Credits Transferred

Course #	Course Provider	quarter cr hrs	quarter cr hrs	Course Title
IT103	CIBT		4	Operating Systems (60)
IT104	CIBT		4	Programming with C Language (72)
IT116	CIBT		4	Intermediate Programming (60)
IT106(A)	CIBT		4	Visual C++ Programming (70)
IT203	CIBT		4	Fundamentals of Database (56)
IT217(A)	CIBT		4	Object-Oriented Programming (60)
IT250	CIBT		4	Assembler Language Program (70)
IT218(A)	CIBT		4	Programming with Java (50/90)
IT327	CIBT		4	Data Structure (70)
IT219(A)	CIBT		4	Programming with Java (50/90)
IT305(A)	CIBT		4	College Mathematics (40/160)
IT306(A)	CIBT		4	Software Engineering (70)
IT204(A)	CIBT		4	Multimedia Technology (60)
IT308(A)	CIBT		4	Project Plan and Needs Analysis (50)
TB143	CIBT		4	Fundamentals of Computers (60)
TB133	ITT	4		Strategies for the Technical Professional
TB332	ITT	4		Professional Procedures and Portfolio Development
GE184	CIBT		4	College Mathematics (40/160)
GE127	CIBT		4	College Mathematics (40/160)
GE192	CIBT		4	College Mathematics (40/160)
GE117	CIBT		4	College English (40/160)
GE217	CIBT		4	English Composition (60)
GE332	CIBT		4	Economic Problems *(Social Science)**
GE347	CIBT		4	Group Dynamics *(Social Science/Humanities)**
Upper-Division Credits to be offered				
EC 321	ITT	4		Introduction to E-Commerce
EC 311	ITT	4		Introduction to Project Management
EC 312	ITT	4		Project Management Techniques
EC 322	ITT	4		Internet Programming I
EC 313	ITT	4		Project Management Systems
EC 323	ITT	4		Internet Programming II
EC 314	ITT	4		Project Cost and Budget Management
EC 324	ITT	4		Managing and Maintaining a Network
EC 411	ITT	4		Project Human Resource Management
EC 421	ITT	4		E-Commerce Legal and Security Issues

EC 412	ITT	4		Managing and Maintaining E-Business Websites
EC 413	ITT	4		Management of Global Projects
EC 423	ITT	4		E-Commerce Technology System Design
EC 414	ITT	4		Capstone Project
EC 424	ITT	4		Technical Service Management
EG453	CIBT		4	Political Issues and the Economy *(Social Science)**
EG371	CIBT		4	Research Methods *(Social Science)**
EG372	CIBT		4	Introduction to Aesthetics (40)
EG381	CIBT		4	Probability and Mathematical Statistics (50)
EG351	CIBT		4	Social Psychology *(Social Science)**
EG452	CIBT		4	Fundamental Law (50)
EG461	CIBT		4	Ethical Studies (40)
EG462	CIBT		4	Philosophy (40)
EG481	CIBT		4	College Physics (60)
	Total	68	124	

*Take any three of the five to meet the minimal requirements of 56 Quarter-Credits.

Level III Bachelor of Science in Information Systems Security

(Direct Transfer from Chinese NDP-Computer Technology Applications)

Course #	Course Provider	quarter cr hrs	quarter cr hrs	Course Title
Lower-Division Credits Transferred				
IT103	CIBT		4	Operating Systems (60)
IT104	CIBT		4	Programming with C Language (72)
IT116	CIBT		4	Intermediate Programming (60)
IT106(A)	CIBT		4	Visual C++ Programming (70)
IT203	CIBT		4	Fundamentals of Database (56)
IT217(A)	CIBT		4	Object-Oriented Programming (60)
IT250	CIBT		4	Assembler Language Program (70)
IT218(A)	CIBT		4	Programming with Java (50/90)
IT327	CIBT		4	Data Structure (70)
IT219(A)	CIBT		4	Programming with Java (50/90)
IT305(A)	CIBT		4	College Mathematics (40/160)
IT306(A)	CIBT		4	Software Engineering (70)
IT204(A)	CIBT		4	Multimedia Technology (60)
IT308(A)	CIBT		4	Project and Needs Analysis (50)
TB143	CIBT		4	Fundamentals of Computers (60)
TB133	ITT	4		Strategies for the Technical Professional
TB332	ITT	4		Professional Procedures and Portfolio Development
GE184	CIBT		4	College Mathematics (40/160)
GE127	CIBT		4	College Mathematics (40/160)
GE192	CIBT		4	College Mathematics (40/160)
GE117	CIBT		4	College English (40/160)
GE217	CIBT		4	English Composition (60)
GE332	CIBT		4	Economic Problems *(Social Science)**
GE347	CIBT		4	Group Dynamics *(Social Science/Humanities)**
Upper-Division Credits to be offered				
IS311	ITT	4		Internetworking Infrastructure and Operations
IS312	ITT	4		Information Security Essentials
IS313	ITT	4		Software Project Management Essentials
IS314	ITT	4		Security Architecture of Common IT Platforms
IS315	ITT	4		IS Risk Management and Intrusion Detection
IS316	ITT	4		Fundamentals of Network Security, Firewalls and VPNs
IS317	ITT	4		Hacker Techniques, Tools, and Incident Handling
IS318	ITT	4		Information Security Perspective on Intranet, Internet and E-Commerce Infrastructure

IS411	ITT	4		Security Policies and Implementation Issues
IS421	ITT	4		E-Commerce Legal and Security Issues
IS413	ITT	4		Auditing E-Commerce Systems and IT Infrastructure
IS414	ITT	4		User Authentication Systems and Role-Based Security
IS415	ITT	4		System Forensics Investigation and Response
IS416	ITT	4		Securing Windows Platforms and Applications
IS417	ITT	4		Capstone Project
IS418	ITT	4		Securing Linux Platforms and Applications
EG371	CIBT		4	Research Methods *(Social Science)**
EG372	CIBT		4	Introduction to Aesthetics (40)
EG381	CIBT		4	Probability and Mathematical Statistics (50)
EG351	CIBT		4	Social Psychology *(Social Science)**
EG452	CIBT		4	Fundamental Law (50)
EG461	CIBT		4	Ethical Studies (40)
EG462	CIBT		4	Philosophy (40)
EG481	CIBT		4	College Physics (60)
	Total	**72**	**120**	

*Take any three of the four to meet the minimal requirements of 56 Quarter-Credits.

Level III Bachelor of Science in Information Systems Security

(Direct Transfer from Chinese NDP-Networking)

Course #	Course Provider	quarter cr hrs	quarter cr hrs	Course Title
Lower-Division Credits Transferred				
IT103	CIBT		4	Operating Systems (60)
IT104	CIBT		4	Programming with C Language (72)
IT116	CIBT		4	Intermediate Programming (60)
IT106(B)	CIBT		4	Programming with ASP (64)
IT203	CIBT		4	Fundamentals of Database (56)
IT217(B)	CIBT		4	Web Design and NTML Language (60)
IT250	CIBT		4	Assembler Langage Program (70)
IT218(B)	CIBT		4	Network Operating Systems (80)
IT327	CIBT		4	Data Structure (72)
IT219(B)	CIBT		4	Data Communication Theory (70)
IT305(B)	CIBT		4	TCP/IP Illustrated (76)
IT306(B)	CIBT		4	LAN Technology and Engineering (70)
IT204(B)	CIBT		4	Internet and Its Applications (70)
IT308(B)	CIBT		4	Computer Architecture (60)
TB143	CIBT		4	Fundamentals of Computers (60)
TB133	ITT	4		Strategies for the Technical Professional
TB332	ITT	4		Professional Procedures and Portfolio Development
GE184	CIBT		4	College Mathematics (40/160)
GE127	CIBT		4	College Mathematics (40/160)
GE192	CIBT		4	College Mathematics (40/160)
GE117	CIBT		4	College English (40/160)
GE217	CIBT		4	English Composition (60)
GE332	CIBT		4	Economic Problems *(Social Science)**
GE347	CIBT		4	Group Dynamics *(Social Science/Humanities)**
Upper-Division Credits to be offered				
IS311	ITT	4		Internetworking Infrastructure and Operations
IS312	ITT	4		Information Security Essentials
IS313	ITT	4		Software Project Management Essentials
IS314	ITT	4		Security Architecture of Common IT Platforms
IS315	ITT	4		IS Risk Management and Intrusion Detection
IS316	ITT	4		Fundamentals of Network Security, Firewalls and VPNs
IS317	ITT	4		Hacker Techniques, Tools, and Incident Handling
IS318	ITT	4		Information Security Perspective on Intranet, Internet and E-Commerce Infrastructure

IS411	ITT	4		Security Policies and Implementation Issues
IS421	ITT	4		E-Commerce Legal and Security Issues
IS413	ITT	4		Auditing E-Commerce Systems and IT Infrastructure
IS414	ITT	4		User Authentication Systems and Role-Based Security
IS415	ITT	4		System Forensics Investigation and Response
IS416	ITT	4		Securing Windows Platforms and Applications
IS417	ITT	4		Capstone Project
IS418	ITT	4		Securing Linux Platforms and Applications
EG371	CIBT		4	Research Methods *(Social Science)**
EG372	CIBT		4	Introduction to Aesthetics (40)
EG381	CIBT		4	Probability and Mathematical Statistics (50)
EG351	CIBT		4	Social Psychology *(Social Science)**
EG452	CIBT		4	Fundamental Law (50)
EG461	CIBT		4	Ethical Studies (40)
EG462	CIBT		4	Philosophy (40)
EG481	CIBT		4	College Physics (60)
	Total	**72**	**120**	

*Take three of the four to meet the minimum requirement of 56 quarter-credits.

Level III Bachelor of Science in Technical Project Management

(Direct Transfer from Chinese NDP-Networking)

Course #	Course Provider	quarter cr hrs	quarter cr hrs	Course Title
Lower-Division Credits Transferred				
IT103	CIBT		4	Operating Systems (60)
IT104	CIBT		4	Programming with C Language (72)
IT116	CIBT		4	Intermediate Programming (60)
IT106(B)	CIBT		4	Programming with ASP (64)
IT203	CIBT		4	Fundamentals of Database (56)
IT217(B)	CIBT		4	Web Design and NTML Language (60)
IT250	CIBT		4	Assembler Langage Program (70)
IT218(B)	CIBT		4	Network Operating Systems (80)
IT327	CIBT		4	Data Structure (72)
IT219(B)	CIBT		4	Data Communication Theory (70)
IT305(B)	CIBT		4	TCP/IP Illustrated (76)
IT306(B)	CIBT		4	LAN Technology and Engineering (70)
IT204(B)	CIBT		4	Internet and Its Applications (70)
IT308(B)	CIBT		4	Computer Architecture (60)
TB143	CIBT		4	Fundamentals of Computers (60)
TB133	ITT	4		Strategies for the Technical Professional
TB332	ITT	4		Professional Procedures and Portfolio Development
GE184	CIBT		4	College Mathematics (40/160)
GE127	CIBT		4	College Mathematics (40/160)
GE192	CIBT		4	College Mathematics (40/160)
GE117	CIBT		4	College English (40/160)
GE217	CIBT		4	English Composition (60)
GE332	CIBT		4	Economic Problems *(Social Science)**
GE347	CIBT		4	Group Dynamics *(Social Science/Humanities)**
Upper-Division Credits to be offered				
EC 321	ITT	4		Introduction to E-Commerce
EC 311	ITT	4		Introduction to Project Management
EC 312	ITT	4		Project Management Techniques
EC 322	ITT	4		Internet Programming I
EC 313	ITT	4		Project Management Systems
EC 323	ITT	4		Internet Programming II
EC 314	ITT	4		Project Cost and Budget Management
EC 324	ITT	4		Managing and Maintaining a Network
EC 411	ITT	4		Project Human Resource Management

EC 421	ITT	4		E-Commerce Legal and Security Issues
EC 412	ITT	4		Managing and Maintaining E-Business Websites
EC 413	ITT	4		Management of Global Projects
EC 423	ITT	4		E-Commerce Technology System Design
EC 414	ITT	4		Capstone Project
EC 424	ITT	4		Technical Service Management
EG453	CIBT		4	Political Issues and the Economy *(Social Science)**
EG371	CIBT		4	Research Methods *(Social Science)**
EG372	CIBT		4	Introduction to Aesthetics (40)
EG381	CIBT		4	Probability and Mathematical Statistics (50)
EG351	CIBT		4	Social Psychology *(Social Science)**
EG452	CIBT		4	Fundamental Law (50)
EG461	CIBT		4	Ethical Studies (40)
EG462	CIBT		4	Philosophy (40)
EG481	CIBT		4	College Physics (60)
	Total	68	124	

*Take any three of the five to meet the minimal requirements of 56 Quarter-Credits.

Level III Bachelor of Science in Information Systems Security (for completers of Level II SAP/WEB)

Course #	Course Provider	quarter cr hrs	quarter cr hrs	Course Title
IS311	ITT	4		Internetworking Infrastructure and Operations
IS312	ITT	4		Information Security Essentials
IS313	ITT	4		Software Project Management Essentials
IS314	ITT	4		Security Architecture of Common IT Platforms
IS315	ITT	4		IS Risk Management and Intrusion Detection
IS316	ITT	4		Fundamentals of Network Security, Firewalls and VPNs
IS317	ITT	4		Hacker Techniques, Tools, and Incident Handling
IS318	ITT	4		Information Security Perspective on Intranet, Internet and E-Commerce Infrastructure
IS411	ITT	4		Security Policies and Implementation Issues
IS421	ITT	4		E-Commerce Legal and Security Issues
IS413	ITT	4		Auditing E-Commerce Systems and IT Infrastructure
IS414	ITT	4		User Authentication Systems and Role-Based Security
IS415	ITT	4		System Forensics Investigation and Response
IS416	ITT	4		Securing Windows Platforms and Applications
IS417	ITT	4		Capstone Project
IS418	ITT	4		Securing Linux Platforms and Applications
EG371	CIBT		4	Research Methods *(Social Science)**
EG372	CIBT		4	Written Analysis *(Humanities)*
EG381	CIBT		4	Statistics *(Math)*
EG351	CIBT		4	Social Psychology *(Social Science)**
EG461	CIBT		4	Ethics and Technology *(Humanities)*
EG452	CIBT		4	Economics and Change *(Social Science*)*
EG462	CIBT		4	Contemporary World Culture *(Humanities)*
EG481	CIBT		4	Environmental Issues *(Science)*
	Total	76	32	

Level III Bachelor of Science in Technical Project Management (for completers of Level II SAP/MM/WEB)

Course #	Course Provider	quarter cr hrs	quarter cr hrs	Course Title
EC 321	ITT	4		Introduction to e-Commerce
EC 311	ITT	4		Introduction to Project Management
EC 312	ITT	4		Project Management Techniques
EC 322	ITT	4		Internet Programming I
EC 313	ITT	4		Project Management Systems
EC 323	ITT	4		Internet Programming II
EC 314	ITT	4		Project Cost and Budget Management
EC 324	ITT	4		Managing and Maintaining a Network
EC 411	ITT	4		Project Human Resource Management
EC 421	ITT	4		e-Commerce Legal and Security Issues
EC 412	ITT	4		Managing and Maintaining e-Business Websites
EC 413	ITT	4		Management of Global Projects
EC 423	ITT	4		e-Commerce Technology System Design
EC 414	ITT	4		Capstone Project
EC 424	ITT	4		Technical Service Management
EG 371	CIBT		4	Research Methods *(Social Science)**
EG 381	CIBT		4	Written Analysis *(Humanities)*
EG 372	CIBT		4	Statistics *(Math)*
EG 351	CIBT		4	Social Psychology *(Social Science)**
EG 461	CIBT		4	Ethics and Technology *(Humanities)*
EG 452	CIBT		4	Economics and Change *(Social Science)**
EG 453	CIBT		4	Political Issues and the Economy *(Social Science)**
EG 462	CIBT		4	Contemporary World Culture *(Humanities)*
EG 481	CIBT		4	Environmental Issues *(Social Science)**
	Total	60	36	

* Take any four of the five to meet the minimal requirements for GE credits.

Level III Bachelor of Science in Software Engineering Technology (for completers of Level II SAP)

Course #	Course Provider	quarter cr hrs	quarter cr hrs	Course Title
SE301	ITT	4		Applied Database Development
SE320	ITT	4		Introduction to VB.NET
SE350	ITT	4		System Analysis for Software Engineers
SE321	ITT	4		Introduction to C# Programming
SE330	ITT	4		Advanced Java I
SE420	ITT	4		Programming .NET Framework with VB.NET and C#
SE340	ITT	4		Structured Programming
SE430	ITT	4		Advanced Java II
SE401	ITT	4		Programming in ASP.NET
SE421	ITT	4		Secured Programming
SE450	ITT	4		Software Engineering Process I
SE451	ITT	4		Software Engineering Process II
SE460	ITT	4		Software Engineering Capstone Project
EG421	CIBT		4	Numerical Methods*(Math)*
EG 371	CIBT		4	Research Methods *(Social Science)*
EG 372	CIBT		4	Written Analysis *(Humanities)*
EG 381	CIBT		4	Statistics *(Math)*
EG 452	CIBT		4	Economics and Change *(SocialScience)*
EG 462	CIBT		4	Contemporary World Culture *(Humanities)*
EG 481	CIBT		4	Environmental Issues *(Science)*
EG 461	CIBT		4	Ethics and Technology *(Humanities)*
	Total	52	32	